UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2006

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2006, Cooper Tire & Rubber Company, a Delaware corporation (the "Company"), established a $175 million accounts receivable securitization facility. Pursuant to a Purchase and Sale Agreement, dated as of August 30, 2006 (the "Purchase and Sale Agreement"), by and among the Company, Oliver Rubber Company, a California corporation and wholly-owned subsidiary of the Company ("Oliver"), and Cooper Receivables LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("CRLLC"), the Company will sell certain of its and Oliver’s domestic trade receivables, on a continuous basis, to CRLLC in exchange for cash or a short-term note. In turn, CRLLC intends to sell from time to time senior undivided ownership interests in the purchased trade receivables, without recourse, to PNC Bank, National Association pursuant to a Receivables Purchase Agreement, dated as of August 30, 2006 (the "Receivables Purchase Agreement"), for the benefit of the purchasers named in such Receivables Purchase Agreement. This transaction was reported on Form 8-K Current Report filed by the Company on August 31, 2006.

On November 30, 2006, the Company, its wholly-owned subsidiary, CRLLC, and PNC Bank, National Association, amended the calculation of the percentage of consolidated indebtedness to consolidated capitalization covenant ("leverage covenant") in its $175 million accounts receivable securitization facility. This amendment was made in anticipation of the adoption of Financial Accounting Standards Board Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Post Retirement Plans, as of December 31, 2006. The amendment to the leverage covenant calculation excludes the impact that the adoption of the Financial Accounting Standards Board Statement No. 158 will have on Consolidated Stockholders' Equity.

The summary of the amendment to the accounts receivable securitization facility described above is qualified in its entirety by reference to the First Amendment to Receivables Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to Receivables Purchase Agreement, dated as of November 30, 2006, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company and PNC Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

December 1, 2006	By:	James E. Kline

Name: James E. Kline
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Receivables Purchase Agreement